Questions & Answers

Scudder High Income Opportunity Fund

Scudder Portfolio Trust

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”) has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder High Income Opportunity Fund into Scudder High Income Plus Fund. Both funds are managed by the same portfolio manager and seek to achieve similar investment objectives through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The combined fund will pay a lower management fee than Scudder High Income Opportunity Fund. In addition, merging the two funds means that the costs of operating the combined fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expense ratio currently paid by Scudder High Income Opportunity Fund for three years following the merger. Consequently, the combined fund is expected to have lower total operating expense ratios than Scudder High Income Opportunity Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder High Income Plus Fund, which will probably be different from the net asset value per share of Scudder High Income Opportunity Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about May 16, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send in my proxy now as requested, can I change my vote later?

A Shareholders may revoke proxies, including proxies given by telephone or over the Internet, at any time before they are voted at the special meeting either (i) by sending a written revocation to the Secretary of Scudder High Income Opportunity Fund as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (Scudder ACCESS or SAIL, as applicable)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-999-2764.

SCUDDER HIGH INCOME OPPORTUNITY FUND

A Message from the Fund’s Chief Executive Officer

March 28, 2005

Dear Shareholder:

I am writing to ask you to vote on an important matter that affects your investment in Scudder High Income Opportunity Fund (“High Income Opportunity Fund”). While you are, of course, welcome to join us at the High Income Opportunity Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of High Income Opportunity Fund into Scudder High Income Plus Fund (“High Income Plus Fund”). In this merger, your shares of High Income Opportunity Fund would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for shares of High Income Plus Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”). This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

The Trustees of High Income Opportunity Fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objective and policies of High Income Opportunity Fund are similar to those of High Income Plus Fund.

If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on High Income Plus Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, High Income Opportunity Fund’s proxy solicitor, at 1-888-999-2764, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder High Income Opportunity Fund

SCUDDER HIGH INCOME OPPORTUNITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder High Income Opportunity Fund:

A Special Meeting of Shareholders of Scudder High Income Opportunity Fund (“High Income Opportunity Fund”) will be held April 26, 2005 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of High Income Opportunity Fund to Scudder High Income Plus Fund (“High Income Plus Fund”), in exchange for shares of High Income Plus Fund and the assumption by High Income Plus Fund of the liabilities of High Income Opportunity Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of High Income Opportunity Fund in complete liquidation of High Income Opportunity Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of High Income Opportunity Fund at the close of business on February 17, 2005 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Trustees

Dawn Marie Driscoll (Chair)

Henry P. Becton, Jr.

Keith R. Fox

Louis E. Levy

Jean Gleason Stromberg

Jean C. Tempel

Carl W. Vogt

March 28, 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER HIGH INCOME OPPORTUNITY FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Trustees’ recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please return each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us.

If you have any questions, please call Computershare Fund Services, Scudder High Income Opportunity Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-999-2764) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

March 28, 2005

Acquisition of the assets of:	By and in exchange for shares of:

Scudder High Income Opportunity Fund a series of Scudder Portfolio Trust	Scudder High Income Plus Fund a series of Scudder MG Investments Trust

Two International Place Boston, MA 02110 (617) 295-2572	One South Street Baltimore, MD 21202 (410) 895-5000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder High Income Opportunity Fund (“High Income Opportunity Fund”) into Scudder High Income Plus Fund (“High Income Plus Fund”). High Income Opportunity Fund and High Income Plus Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of High Income Opportunity Fund will receive a number of full and fractional shares of the corresponding class of High Income Plus Fund equal in value as of the Valuation Time (as defined below on page 25) to the total value of such shareholder’s High Income Opportunity Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about March 28, 2005. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in High Income Plus Fund, a diversified series of an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of High Income Plus Fund, dated February 1, 2005, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of High Income Plus Fund, dated February 1, 2005, as supplemented from time to time, relating to Class S and Class AARP shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class S and Class AARP shares;

(v)	the statement of additional information of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of High Income Opportunity Fund, dated May 1, 2004, as supplemented from time to time, relating to Class S and Class AARP shares;

(vii)	the statement of additional information relating to the proposed merger, dated March 28, 2005 (the “Merger SAI”); and

(viii)	the financial statements and related report of the independent registered public accounting firm included in High Income Opportunity Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2004 and the financial statements included in High Income Opportunity Fund’s Semi- Annual Report to Shareholders for the period ended July 31, 2004.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of High Income Opportunity Fund, shares of High Income Plus Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, High Income Opportunity Fund’s proxy solicitor, at 1-888-999-2764, or contact your financial advisor.

High Income Plus Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of Scudder Portfolio Trust (the “Trust”), of which High Income Opportunity Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of High Income Opportunity Fund into High Income Plus Fund. If approved by shareholders, all of the assets of High Income Opportunity Fund will be transferred to High Income Plus Fund solely in exchange for the issuance and delivery to High Income Opportunity Fund of Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund (“Merger Shares”) with a value equal to the value of High Income Opportunity Fund’s assets net of liabilities, and for the assumption by High Income Plus Fund of all liabilities of High Income Opportunity Fund. Immediately following the transfer, the appropriate class of Merger Shares received by High Income Opportunity Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2. What will happen to my shares of High Income Opportunity Fund as a result of the merger?

Your shares of High Income Opportunity Fund will, in effect, be exchanged for shares of the same share class of High Income Plus Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 25).

3. Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees believe that the merger may provide shareholders of High Income Opportunity Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, High Income Opportunity Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The merger offers shareholders of High Income Opportunity Fund the opportunity to invest in a larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM”), the investment advisor for High Income Opportunity Fund, has advised the Trustees that High Income Opportunity Fund and High Income Plus Fund have compatible investment objectives and policies. In addition, DeIM has advised the Trustees that both Funds have the same portfolio manager and follow similar investment processes.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of High Income Opportunity Fund, and (2) the interests of the existing shareholders of High Income Opportunity Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) effecting the merger.

4. How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are similar. Each Fund invests mainly in lower rated, higher yielding bonds, often called junk bonds. High Income Opportunity Fund seeks to provide total return through high current income and capital appreciation. High Income Plus Fund seeks high current income and, as a secondary objective, capital appreciation. Under normal circumstances, High Income Opportunity Fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in U.S. junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). High Income Opportunity Fund may invest up to 35% of net assets in bonds with higher credit quality, but normally invests less in them. High Income Opportunity Fund may also borrow for leverage purposes up to 20% of total assets, including the amount borrowed. Generally, most bonds in which High Income Opportunity Fund invests are from U.S. issuers, but up to 25% of total assets could be in bonds denominated in U.S. dollars or foreign currencies from foreign issuers. To enhance return, High Income Opportunity Fund may invest up to 20% of total assets in common stocks and other equities, including, but not limited to, preferred stock, convertible securities and real estate investment trusts. Under normal conditions, High Income Plus Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment-grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. High Income Plus Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. High Income Plus Fund investments may be of any credit quality and may include securities not paying interest currently and securities in default. High Income Plus Fund may invest up to 25% of total assets in non-U.S. dollar-denominated, below investment-grade fixed income securities. High Income Plus Fund may invest up to 35% of total assets in cash or money market instruments to maintain liquidity, or in the event that the portfolio manager determines that securities meeting High Income Plus Fund investment objectives are not readily available for purchase. High Income Plus Fund also may purchase securities on a when-issued basis and engage in short sales. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when the portfolio manager believes that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of October 31, 2004, and of High Income Plus Fund on a pro forma combined basis, giving effect to the proposed merger as of that date:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Credit Quality	High Income Opportunity Fund	High Income Plus Fund	High Income Plus Fund— Pro Forma Combined[1]
BBB	2%	2%	2%
BB	25%	25%	25%
B	48%	48%	48%
CCC	14%	15%	14%
Below CCC	1%	1%	1%
Not Rated	10%	9%	10%

	100%	100%	100%

1	Reflects the blended characteristics of High Income Opportunity Fund and High Income Plus Fund as of October 31, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5. How do the management fee ratios and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended October 31, 2004, and the pro forma estimated expense ratios of High Income Plus Fund assuming consummation of the merger as of that date.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class S	Class AARP
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
High Income Opportunity Fund	4.50%	None	None	None	None
High Income Plus Fund[3]	4.50%	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
High Income Opportunity Fund	None[1]	4.00%	1.00%	None	None
High Income Plus Fund[3]	None[1]	4.00%	1.00%	None	None

	Class A	Class B	Class C	Class S	Class AARP
Redemption/Exchange Fee (as a percentage of redemption proceeds)[2]
High Income Opportunity Fund	2.00%	2.00%	2.00%	2.00%	2.00%
High Income Plus Fund[3]	2.00%	2.00%	2.00%	2.00%	2.00%

1	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase. Please see the applicable Fund’s Prospectus for more details.
2	Each Fund imposes a redemption fee of 2.00% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of purchase.
3	Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund have not yet commenced operations as of the date of this Prospectus/Proxy Statement.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedules for High Income Plus Fund reflect the current management fee schedule, as well as reductions that will be effective upon the consummation of the merger. As of October 31, 2004, High Income Plus Fund and High Income Opportunity Fund had net assets of $122,528,009 and $217,301,552, respectively.

High Income Plus Fund (pre merger)		High Income Opportunity Fund		High Income Plus Fund (post merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
All Levels	0.50%	$0 - $500 million	0.600%	$0 - $1 billion	0.50%
		$500 million - $1 billion	0.575%	$1 billion - $2.5 billion	0.49%
		$1 billion - $1.5 billion	0.550%	$2.5 billion - $5 billion	0.48%
		$1.5 billion - $2.0 billion	0.525%	$5 billion - $10 billion	0.47%
		$2.0 billion - $3.0 billion	0.500%	Above $10 billion	0.46%
		Above $3 billion	0.475%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of High Income Opportunity Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

(as a % of average net assets)

	Management Fees	Distribution (12b-1)/ Service Fees	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after waiver)
High Income Opportunity Fund
Class A	0.60%	0.25%	0.39%[1]	1.24%[2]	None	1.24%
Class B	0.60%	1.00%	0.47%[1]	2.07%[2]	0.02%	2.05%
Class C	0.60%	1.00%	0.40%[1]	2.00%[2]	None	2.00%
Class S	0.60%	None	0.39%[1]	0.99%[2]	None	0.99%
Class AARP	0.60%	None	0.36%[1]	0.96%[2]	None	0.96%
High Income Plus Fund
Class A	0.50%	0.25%	0.32%[3]	1.07%	None	1.07%
Class B	0.50%	1.00%	0.33%[3]	1.83%	None	1.83%
Class C	0.50%	1.00%	0.33%[3]	1.83%	None	1.83%
Class S	0.50%	None	0.30%[3]	0.80%	None	0.80%
Class AARP	0.50%	None	0.30%[3]	0.80%	None	0.80%
High Income Plus Fund (Pro forma combined)
Class A	0.50%	0.25%	0.32%[5]	1.07%	None	1.07%[4]
Class B	0.50%	1.00%	0.33%[5]	1.83%	None	1.83%[4]
Class C	0.50%	1.00%	0.33%[5]	1.83%	None	1.83%[4]
Class S	0.50%	None	0.30%[5]	0.80%	None	0.80%[4]
Class AARP	0.50%	None	0.30%[5]	0.80%	None	0.80%[4]

1	Restated and estimated to reflect the termination of the fixed rate administrative fee as of March 31, 2004.
2	Through September 30, 2005, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of High Income Opportunity Fund to the extent necessary to maintain High Income Opportunity Fund’s total operating expenses at 1.00% for Class A, Class S and Class AARP shares and 1.05% for Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses.
3	Estimated since no Class A, Class B, Class C, Class S or Class AARP shares were issued as of October 31, 2004.

4	Through May 15, 2008, DeAM, Inc. has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.07%, 1.83%, 1.83%, 0.80% and 0.80%, respectively, for Class A, Class B, Class C, Class S and Class AARP shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.
5	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
High Income Opportunity Fund
Class A	$571	$826	$1,100	$1,882
Class B(1)(2)	$608	$947	$1,312	$1,990
Class B(1)(3)	$208	$647	$1,112	$1,990
Class C(2)	$303	$627	$1,078	$2,327
Class C(3)	$203	$627	$1,078	$2,327
Class S	$101	$315	$547	$1,213
Class AARP	$98	$306	$531	$1,178

High Income Plus Fund
Class A	$554	$775	$1,014	$1,697
Class B(2)	$586	$876	$1,190	$1,766
Class B(3)	$186	$576	$990	$1,766
Class C(2)	$286	$576	$990	$2,148
Class C(3)	$186	$576	$990	$2,148
Class S	$82	$255	$444	$990
Class AARP	$82	$255	$444	$990

High Income Plus Fund (Pro forma combined)
Class A	$554	$775	$1,014	$1,697
Class B(2)	$586	$876	$1,190	$1,766
Class B(3)	$186	$576	$990	$1,766
Class C(2)	$286	$576	$990	$2,148
Class C(3)	$186	$576	$990	$2,148
Class S	$82	$255	$444	$990
Class AARP	$82	$255	$444	$990

(1)	Includes one year of capped expenses in each period.
(2)	Assuming you sold your shares at the end of each period.
(3)	Assuming you kept your shares.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by High Income Opportunity Fund or its shareholders as a direct result of the merger.

Some of the portfolio assets of High Income Opportunity Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and High Income Opportunity Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to High Income Opportunity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7. Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

The procedures for purchasing, redeeming and exchanging shares of the two Funds are identical.

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of High Income Opportunity Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of High Income Plus Fund you receive will equal the total value of the shares of High Income Opportunity Fund that you hold at the Valuation Time (as defined below on page 25). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11. What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the holders of a majority of the shares of High Income Opportunity Fund.

The Trustees of the Trust believe that the proposed merger is in the best interests of High Income Opportunity Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of High Income Plus Fund and how do they compare with those of High Income Opportunity Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio manager. Each Fund invests primarily in lower-rated higher-yielding bonds, often called junk bonds.

High Income Opportunity Fund.    High Income Opportunity Fund seeks to provide total return through high current income and capital appreciation. Under normal circumstances, High Income Opportunity Fund invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in U.S. junk bonds, which are those rated below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and generally have higher volatility and higher risk of default. The Fund may invest up to 35% of its net assets in bonds with higher credit quality, but normally invests less in them. The Fund may also borrow for leverage purposes up to 20% of its total assets, including the amount borrowed.

Generally, most bonds in which the Fund invests are from U.S. issuers, but up to 25% of total assets could be in bonds denominated in U.S. dollars or foreign currencies from foreign issuers. To enhance total return, the Fund may invest up to 20% of total assets in common stocks and other equities, including, but not limited to, preferred stock, convertible securities and real estate investment trusts (REITs).

The portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

The investment process involves using both a “top-down” approach, first focusing on sector allocations and considering macro trends in the economy, and a “bottom-up” approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

The Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The manager intends to maintain a dollar weighted effective average portfolio maturity of seven to ten years. The Fund’s average portfolio maturity may vary and may be shortened by certain of the Fund’s securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity.

The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

High Income Plus Fund.    Under normal conditions, High Income Plus Fund invests at least 65% of its total assets in U.S. dollar-denominated, domestic and foreign below investment grade fixed income securities (junk bonds), including those whose issuers are located in countries with new or emerging securities markets. The Fund considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment-grade. Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

The Fund’s investments in fixed income securities may be of any credit quality and may include securities not paying interest currently, and securities in default. The Fund may invest up to 25% of its total assets in non-U.S. dollar-denominated, below investment-grade fixed income securities. The Fund may invest up to 35% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event that the portfolio manager determines that securities meeting the Fund’s investment objectives are not readily available for purchase. The Fund may also purchase securities on a when-issued basis and engage in short sales.

The Fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

High Income Plus Fund’s portfolio manager focuses on careful cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using both a “top-down” approach, first focusing on sector allocations and considering macro trends in the economy and a “bottom-up” approach, by using relative value and fundamental analysis, to select the best securities within each sector. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

High Income Plus Fund’s portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The Fund’s average portfolio maturity may vary and may be shortened by certain of the Fund’s securities which have floating or variable interest rates or include put features that provide the Fund the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the Fund may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

High Income Plus Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when the portfolio manager believes that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For a more detailed description of the investment techniques used by High Income Opportunity Fund and High Income Plus Fund, please see the applicable Fund’s prospectuses and statements of additional information.

Primary Risks.

As with any mutual fund, you may lose money by investing in High Income Plus Fund. Certain risks associated with an investment in High Income Plus Fund are summarized below. The risks of an investment in High Income Plus Fund are similar to the risks of an investment in High Income Opportunity Fund. More detailed descriptions of the risks associated with an investment in High Income Plus Fund can be found in the current prospectuses and statements of additional information for High Income Plus Fund.

The value of your investment in High Income Plus Fund will change with changes in the values of the investments held by High Income Plus Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect High Income Plus Fund’s investments as a whole. High Income Plus Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of High Income Plus Fund, cause you to lose money or cause the performance of High Income Plus Fund to trail that of other investments.

Credit Risk.    A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because High Income Plus Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. An investment in High Income Opportunity Fund is also subject to this risk.

Interest Rate Risk.    Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. The longer the effective maturity of High Income Plus Fund’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by High Income Plus Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This prepayment may reduce High Income Plus Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing High Income Plus Fund’s duration and reducing the value of such a security. Because High Income Plus Fund may invest in mortgage-related securities, it is more vulnerable to both of these risks. An investment in High Income Opportunity Fund is also subject to this risk.

Market Risk.    Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect High Income Plus Fund by reducing the relative attractiveness of bonds as an investment. Also, to the extent that High Income Plus Fund emphasizes bonds from any given industry, it could be hurt if that industry does not do well. An investment in High Income Opportunity Fund is also subject to this risk.

Foreign Investment Risk.    Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of U.S. companies.

•

Liquidity Risk.    Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value High Income Plus Fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

•	Currency Risk. High Income Plus Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the U.S. dollar will affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the U.S.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of High Income Plus Fund. In addition, special U.S. tax considerations may apply to the fund’s foreign investments.

An investment in High Income Opportunity Fund is also subject to foreign investment risk.

Emerging Market Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk.    At times, market conditions might make it hard to value some investments. As a result, if High Income Plus Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into High Income Plus Fund. If High Income Plus Fund underestimates the price of its securities, you may not receive the full market value for your Fund shares when you sell. An investment in High Income Opportunity Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by High Income Plus Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in High Income Opportunity Fund is also subject to this risk.

Other factors that could affect performance include:

•	the manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters (an investment in High Income Opportunity Fund is also subject to this risk);

•	derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty or unexpected price or interest rate movements; and

•	short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to High Income Plus Fund.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how the performance of each Fund compares to that of a broad-based market index (which, unlike the Funds, does not have any fees or expenses). Because the inception date for Class A, Class B and Class C shares of High Income Opportunity Fund was June 25, 2001, the performance figures for Class A, Class B and Class C shares of High Income Opportunity Fund before that date are based on the historical performance of High Income Opportunity Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A, Class B and Class C shares and the current applicable sales charges of Class A, Class B and Class C shares. Because the inception date for Class AARP shares of High Income Opportunity Fund was October 2, 2000, the performance figures for Class AARP shares of High Income Opportunity Fund before that date are based on the historical performance of High Income Opportunity Fund’s original share class (Class S). Because Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, the performance figures for Class A, Class B, Class C, Class S and Class AARP shares of High Income Plus Fund are based on the historical performance of High Income Plus Fund’s original share class (Institutional Class), adjusted to reflect the higher gross total annual operating expenses of Class A, Class B, Class C, Class S and Class AARP shares and the current applicable sales charges of Class A, Class B and Class C shares. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not necessarily an indication of future performance.

Calendar Year Total Returns (%)

High Income Opportunity Fund*

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 8.62%, Q2 2003                    Worst Quarter: -5.93%, Q3 2001

High Income Plus Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 8.89%, Q2 2003                    Worst Quarter: -8.70%, Q4 2000

Average Annual Total Returns (for periods ended December 31, 2004)

	Past 1 year	Past 5 years	Since inception
High Income Opportunity Fund*
Class A (Return before Taxes)	6.81%	4.79%	6.43	%(1)
Class A (Return after Taxes on distributions)	3.63%	1.13%	2.75	%(1)
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	2.77%	1.61%	3.04	%(1)
Class B (Return before Taxes)	7.94%	4.79%	6.15	%(1)
Class C (Return before Taxes)	10.98%	4.98%	6.19	%(1)
Class S (Return before Taxes)	12.14%	6.04%	7.30	%(1)
Class AARP (Return before Taxes)	12.18%	6.15%	7.36	%(1)
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.95%	8.17%	7.69	%(1)

High Income Plus Fund
Class A (Return before Taxes)	6.89%	5.92%	6.16	%(2)
Class A (Return after Taxes on Distributions)	-1.90%	-3.72%	-3.63	%(2)
Class A (Return after Taxes on Distributions and Sale of Fund Shares)	-0.73%	-4.31%	-4.26	%(2)
Class B (Return before Taxes)	8.07%	5.96%	6.07	%(2)
Class C (Return before Taxes)	11.05%	6.07%	6.05	%(2)
Class S (Return before Taxes)	12.23%	7.19%	7.17	%(2)
Class AARP (Return before Taxes)	12.23%	7.19%	7.17	%(2)
Index 1 (Reflects no deductions for fees, expenses or taxes)	11.95%	8.17%	6.12	%(2)

Index 1:    The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio, constructed to mirror the global high-yield debt market.

(1)	High Income Opportunity Fund commenced operations on June 28, 1996. Index comparison begins on June 30, 1996.
(2)	Inception date for Institutional Class shares was March 16, 1998. Index comparison begins March 31, 1998.
*	In both the chart and the table, total returns for High Income Opportunity Fund from 1997-2001 would have been lower if operating expenses had not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information for Class A, Class B or Class C shares of High Income Opportunity Fund, call your financial advisor, call 800-621-1048 or visit the Scudder website at www.scudder.com. For more recent performance information for Class S shares of High Income Opportunity Fund, call 800-SCUDDER or visit myscudder.com. For more recent performance information for Class AARP shares of High Income Opportunity Fund, call 800-253-2277 or visit aarp.scudder.com.

Unlike the bar charts, the performance information for High Income Plus Fund and High Income Opportunity Fund in the table reflects the impact of maximum applicable sales charges. After-tax returns are estimated based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C, Class S and Class AARP shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Advisors and Portfolio Manager.    Deutsche Asset Management, Inc. (“DeAM, Inc.”) is the investment advisor for High Income Plus Fund and DeIM is the investment advisor for High Income Opportunity Fund. Under the supervision of the Board of Trustees of each trust, each advisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes investment decisions for the applicable Fund, buys and sells securities for the Fund and conducts the research that leads to these purchase and sale decisions. Each advisor is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Each advisor is a part of DeAM and is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Funds are managed by the same portfolio manager, who is employed by the advisors to render services to each Fund.

Andrew P. Cestone, Managing Director of DeAM, is the Portfolio Manager for each Fund. Mr. Cestone joined DeAM and became the Portfolio Manager of High Income Plus Fund in 1998 and became the Portfolio Manager of High Income Opportunity Fund in 2002. Mr. Cestone began his investment career in 1995, serving as a credit officer at Fleet Bank from 1995 to 1997. Mr. Cestone also served as an investment analyst at Phoenix Investment Partners from 1997 to 1998.

Distribution and Service Fees.    Pursuant to separate Distribution Service Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of each Fund’s investment advisor, serves as principal distributor of shares of each Fund. Each Fund has adopted distribution plans on behalf of its Class A, Class B and Class C Shares in accordance with Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”). Pursuant to its Rule 12b-1 Plans, High Income Plus Fund’s Class B and Class C shares each have a distribution fee of 0.75%. Pursuant to its Rule 12b-1 Plans, High Income Opportunity Fund’s Class B and Class C shares each have a distribution fee of 0.75%. Each Fund also has a service agreement (the “Services Agreement”) with SDI. Pursuant to the Services Agreement, SDI receives a shareholder services fee of up to 0.25% per year with respect to the Class A, Class B and Class C Shares of each Fund. SDI uses the fee to compensate service organizations whose customers invest in Class A, Class B or Class C shares of a Fund for providing certain personal, account administrative and shareholder liaison services, and may retain any portion of the fee not paid to such firms to compensate itself for shareholder or administrative functions performed for the Fund. All amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. The High Income Plus Fund 12b-1 and shareholder service fee structure will remain in effect following the merger.

Trustees and Officers.    The Trustees of Scudder MG Investments Trust (of which High Income Plus Fund is a series) are different from those of the Trust (of which High Income Opportunity Fund is a series). As more fully described in the statements of additional information of High Income Plus Fund, which are available upon request, the following individuals comprise the Board of Trustees of Scudder MG Investments Trust:

Richard R. Burt,

S. Leland Dill,

Martin J. Gruber,

Joseph R. Hardiman,

Richard J. Herring,

Graham E. Jones,

Rebecca W. Rimel,

Philip Saunders, Jr.,

William N. Searcy and

William N. Shiebler.

In addition, certain officers of Scudder MG Investments Trust are different from those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).    PricewaterhouseCoopers LLP serves as Auditor for each Fund.

Charter Documents.    High Income Opportunity Fund is a series of Scudder Portfolio Trust (the “Trust”), a Massachusetts business trust governed by Massachusetts law. High Income Plus Fund is a series of Scudder MG Investments Trust, a Delaware business trust governed by Delaware law. High Income Opportunity Fund is governed by an Agreement and Declaration of Trust dated September 20, 1984, as amended. High Income Plus Fund is governed by an Agreement and Declaration of Trust dated September 13, 1993, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of High Income Opportunity Fund and High Income Plus Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. Neither Fund is required to hold annual meetings of its shareholders. Meetings of the shareholders of High Income Opportunity Fund may be called at any time by the President, and shall be called by the President and Secretary at the request in writing or by resolution of a majority of Trustees, or at the written request of the holder or holders of 10% or more of the total number of shares then issued and outstanding of the Trust entitled to vote at such meeting. The Trustees of High Income Opportunity Fund shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing so to do by the holders of not less than 10% of the Outstanding Shares as such term is defined in the Declaration of Trust. Meetings of the shareholders of High Income Plus Fund may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law or by the Fund’s Declaration of Trust or By-Laws.

Shares of both Funds are fully paid and non-assessable (except as described below), transferable, and have no preemptive, conversion or subscription rights. Shares of each Fund are entitled to dividends as declared by its Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to such class. Both Funds have the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum amount designated from time to time by the Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declaration of Trust governing High Income Opportunity Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund and permits notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust governing High Income Opportunity Fund provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and provides that the Fund shall be covered by insurance that the Trustees consider necessary or appropriate. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Deutsche Asset Management remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations. Under Delaware Law, shareholders of a Delaware business trust also could, under certain circumstances, be held liable for the obligations of a fund. The Declaration of Trust governing High Income Plus Fund contains substantially similar provisions regarding the disclaimer of liability and indemnification of shareholders as the Declaration of Trust governing High Income Opportunity Fund.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of such trust and belong irrevocably to such Fund for all purposes, subject only to the rights of creditors.

Scudder MG Investments Trust or any series thereof (including High Income Plus Fund) may be terminated by its Trustees by written notice to the shareholders, or at any time by vote of the holders of a majority of the shares of the trust or series entitled to vote. The Trust or any series thereof (including High Income Opportunity Fund) may be terminated by an instrument in writing signed by a majority of the Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote, at any meeting of the shareholders. The Declaration of Trust governing High Income Plus Fund may be amended and/or restated at any time by an instrument in writing signed by a majority of the then Trustees and, if required, by approval of such amendment by a majority of the shares voted when a quorum is present. The Declaration of Trust governing High Income Opportunity Fund may be amended by the holders of a majority of the shares outstanding and entitled to vote, or by the Fund’s Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or if they determine that such a change does not materially adversely affect the rights of shareholders.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing High Income Opportunity Fund provides expressly that shareholders have the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of Investment Trust or any series or class thereof or the shareholders. In addition, the Declaration of Trust governing High Income Opportunity Fund expressly provides that shareholders have the power to vote with respect to incorporation of Investment Trust or any series thereof, with respect to distribution plans pursuant to Rule 12b-1 and with respect to advisory or management contracts.

Trustees of the Trust, except for those appointed by the standing Trustees to fill existing vacancies, are to be elected by the shareholders of the Trust holding a plurality of the shares voting at a meeting of shareholders. In the event that less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office are required to call a shareholders’ meeting for the election of Trustees. Any Trustee of the Trust may be removed with cause by action of two-thirds of the remaining Trustees. Any Trustee of the Trust may also be removed at a meeting of shareholders by vote of two-thirds of the outstanding shares of the Trust. Trustees of Scudder MG Investments Trust, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies in the board of trustees or remove trustees with or without cause, and need not call meetings of the shareholders for the election or reelection of Trustees. In addition, Trustees of Scudder MG Investments Trust may call a meeting for the purpose of electing or removing one or more trustees upon their own vote or upon the demand of shareholders owning 10% or more of the shares of the trust in the aggregate, in which event any trustee may be removed by a vote of 2/3 of the outstanding shares of the trust, or elected by a plurality of the shares voted.

The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at a meeting of the shareholders of the Trust. Quorum for a shareholder meeting of Scudder MG Investments Trust is 40% of the shares entitled to vote in person or by proxy, except that, where the vote is by series or class, then the quorum is 40% of the aggregate number of shares of that series or class entitled to vote.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing High Income Opportunity Fund and High Income Plus Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information about the Proposed Merger

General.    The shareholders of High Income Opportunity Fund are being asked to approve a merger between High Income Opportunity Fund and High Income Plus Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of High Income Opportunity Fund to High Income Plus Fund in exchange for the assumption by High Income Plus Fund of all of the liabilities of High Income Opportunity Fund and for the issuance and delivery to High Income Opportunity Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to High Income Plus Fund.

After receipt of the Merger Shares, High Income Opportunity Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of High Income Opportunity Fund, and the legal existence of High Income Opportunity Fund as a series of the Trust will be terminated. Each shareholder of High Income Opportunity Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page 25) to, the aggregate value of the shareholder’s High Income Opportunity Fund shares. Such shares will be held in an account with High Income Plus Fund identical in all material respects to the account currently maintained by High Income Opportunity Fund.

Prior to the date of the merger, High Income Opportunity Fund will sell any investments that are not consistent with the current investment objective, policies and restrictions of High Income Plus Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distributions to shareholders of High Income Opportunity Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of March 10, 2005, High Income Opportunity Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of High Income Plus Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders of High Income Opportunity Fund also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of High Income Opportunity Fund.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of Scudder MG Investments Trust may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first proposed the merger to the Trustees of High Income Opportunity Fund in

November 2004. The merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and merging certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of High Income Opportunity Fund conducted a thorough review of the potential implications of the merger on High Income Opportunity Fund shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On March 23, 2005, the Trustees of High Income Opportunity Fund, including all Trustees who are not “interested persons” of High Income Opportunity Fund (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also unanimously agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of High Income Opportunity Fund approve the merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratios of High Income Opportunity Fund and the estimated operating expense ratios of the combined fund, and between the estimated operating expense ratios of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expense ratios of each class of the combined fund are lower than the corresponding class of High Income Opportunity Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for a three year period at levels below High Income Opportunity Fund’s current operating expense ratios. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of High Income Plus Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of High Income Opportunity Fund and the operating expense ratios of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of High Income Opportunity Fund’s and High Income Plus Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies and restrictions of High Income Opportunity Fund and High Income Plus Fund were similar and that the securities in High Income Opportunity Fund’s portfolio were generally compatible with the securities in High Income Plus Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of High Income Opportunity Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of High Income Plus Fund. The Trustees concluded that the services available to shareholders of each class of High Income Plus Fund were substantially similar to those available to shareholders of the corresponding class of High Income Opportunity Fund.

•	The costs to be borne by High Income Opportunity Fund, High Income Plus Fund and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Fund’s portfolio.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than High Income Opportunity Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on High Income Opportunity Fund and its shareholders, as well as historical and pro forma attributes of High Income Opportunity Fund and the effect of the merger on certain losses of High Income Opportunity Fund. The Trustees considered the potentially negative impact of the merger on the shareholders and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized herein.

•	The investment performance of High Income Opportunity Fund and High Income Plus Fund. The Trustees noted that the performance of High Income Plus Fund was superior to that of High Income Opportunity Fund over the one year and five year periods.

•	The structure of the merger. By structuring the merger as a merger of High Income Opportunity Fund into High Income Plus Fund, the combined fund retains the performance record DeAM believes is more representative of the combined fund. DeAM has advised the Trustees that retention of this performance record may be beneficial in retaining and attracting new assets.

•	That DeIM has agreed to indemnify High Income Plus Fund against certain liabilities High Income Plus Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in High Income Plus Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

Based on all of the foregoing, the Trustees concluded that High Income Opportunity Fund’s participation in the merger would be in the best interests of High Income Opportunity Fund and would not dilute the interests of High Income Opportunity Fund’s existing shareholders. The Trustees of High Income Opportunity Fund, including the Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that High Income Plus Fund will acquire all of the assets of High Income Opportunity Fund in exchange for the assumption by High Income Plus Fund of all of the liabilities of High Income Opportunity Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m., Eastern time on May 13, 2005, or such other date and time as may be agreed upon by the parties) (the “Valuation Time”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

High Income Opportunity Fund will transfer all of its assets to High Income Plus Fund, and in exchange High Income Plus Fund will assume all liabilities of High Income Opportunity Fund and deliver to High Income Opportunity Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of High Income Opportunity Fund attributable to shares of the corresponding class of High Income Opportunity Fund, less the value of the liabilities of High Income Opportunity Fund assumed by High Income Plus Fund attributable to shares of such class of High Income Opportunity Fund. Immediately following the transfer of assets on the Exchange Date, High Income Opportunity Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by High Income Opportunity Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of High Income Opportunity Fund. As a result of the proposed merger, each shareholder of High Income Opportunity Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of High Income Opportunity Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Income Plus Fund in the name of such High Income Opportunity Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder MG Investments Trust have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of High Income Plus Fund and High Income Opportunity Fund, (ii) by either party if the merger shall not be consummated by July 15, 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of High Income Opportunity Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of High Income Opportunity Fund are added to the portfolio of High Income Plus Fund, the resulting portfolio will meet the investment objective, policies and restrictions of High Income Plus Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $252,563. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes

(if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to High Income Opportunity Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C, Class S and Class AARP Shares of High Income Plus Fund. (Each of these classes of Merger Shares of High Income Plus Fund are not currently offered and are being offered initially in connection with the merger.) Each class of Merger Shares has the same characteristics as shares of the corresponding class of High Income Opportunity Fund. Merger Shares will be treated as having been purchased on the same date and for the same price as the High Income Opportunity Fund shares for which they were exchanged. For more information on the characteristics of each class of Merger Shares, please see the applicable High Income Plus Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of High Income Plus Fund could, under certain circumstances, be held personally liable for the obligations of High Income Plus Fund. However, High Income Plus Fund’s Declaration of Trust disclaims shareholder liability for the acts or obligations of High Income Plus Fund and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of High Income Plus Fund. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of High Income Plus Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by High Income Plus Fund of all of the assets of High Income Opportunity Fund solely in exchange for Merger Shares and the assumption by High Income Plus Fund of all of High Income Opportunity Fund liabilities, followed by the distribution by High Income Opportunity Fund to its shareholders of Merger Shares in complete liquidation of High Income Opportunity Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and High Income Plus Fund and High Income Opportunity Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by High Income Opportunity Fund upon the transfer of High Income Opportunity Fund’s assets to High Income Plus Fund in exchange for Merger Shares and the assumption of the High Income Opportunity Fund liabilities by High Income Plus Fund, or upon the distribution of the Merger Shares to High Income Opportunity Fund’s shareholders in liquidation of High Income Opportunity Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of High Income Opportunity Fund on the receipt of Merger Shares solely in exchange for shares of High Income Opportunity Fund;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each High Income Opportunity Fund shareholder will be the same as the aggregate basis of High Income Opportunity Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by each shareholder of High Income Opportunity Fund will include the holding periods of High Income Opportunity Fund shares exchanged therefor, provided that at the time of the reorganization High Income Opportunity Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, High Income Plus Fund will not recognize gain or loss upon the receipt of assets of High Income Opportunity Fund in exchange for Merger Shares and the assumption by High Income Plus Fund of all of the liabilities of High Income Opportunity Fund;

(vii)	under Section 362(b) of the Code, the basis of the assets of High Income Opportunity Fund transferred to High Income Plus Fund in the reorganization will be the same in the hands of High Income Plus Fund as the basis of such assets in the hands of High Income Opportunity Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods in the hands of High Income Plus Fund of the assets of High Income Opportunity Fund transferred to High Income Plus Fund will include the periods during which such assets were held by High Income Opportunity Fund.

Some of the portfolio assets of High Income Opportunity Fund may be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and High Income Opportunity Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to High Income Opportunity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends to (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

High Income Plus Fund’s ability to carry forward the pre-merger losses of High Income Opportunity Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on August 31, 2004, High Income Opportunity Fund had pre-merger “gross losses” (i.e., capital loss carryforwards as of last fiscal year end as adjusted by year-to-date realized gains or losses) on that date equal to approximately $62.64 million (approximately 31% of its net asset value), which, absent the merger, generally would have been available to offset future capital gains, until those losses expired over a period of just under six years. After the merger, the capital loss carryforwards of High Income Opportunity Fund would have been available to offset future capital gains of the combined fund only in an amount equal to approximately $9 million per year, prior to the expiration of those losses over a period of just under five years. Further, the benefit of those losses would have been spread over a larger asset base as a result of the transaction, and together with approximately $61 million (23% of its own net asset value) of the gross losses High Income Plus Fund would have brought free of limitation to the transaction, the combined fund would have had gross losses of approximately 23% of its combined net asset value.

Due to the operation of these loss limitation rules, former shareholders of High Income Opportunity Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

While, as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

The portfolio turnover rate for High Income Plus Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended October 31, 2004 was 152%. The portfolio turnover rate for High Income Opportunity Fund for the fiscal year ended January 31, 2005 was 148%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to declare and distribute monthly substantially all of its net investment income, including any net realized short-term or long-term capital gains, if any, in November or December of each year, and to make additional distributions as necessary. Dividends and distributions are automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the reinvestment date, unless shareholders indicate in writing that they wish to receive dividends and distributions in cash. However, if an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account. If the Agreement is approved by High Income Opportunity Fund’s shareholders, High Income Opportunity Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of October 31, 2004 and of High Income Plus Fund on a pro forma unaudited combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund— Pro Forma Combined
Net assets
Class A Shares	$24,127,744	—	—	$24,127,744
Class B Shares	$8,924,728	—	—	$8,924,728
Class C Shares	$6,563,854	—	—	$6,563,854
Institutional Class Shares	—	$32,612,116	—	$32,612,116
Class AARP Shares	$55,090,974	—	—	$55,090,974
Class S Shares	$122,594,252	—	—	$122,594,252
Premier Class Shares	—	$35,348,369	—	$35,348,369
Investment Class Shares	—	$54,567,524	—	$54,567,524

Total Net Assets	$217,301,552	$122,528,009	—	$339,829,561

Shares outstanding
Class A Shares	2,566,931	—	546,326	3,113,257
Class B Shares	949,850	—	201,728	1,151,578
Class C Shares	698,009	—	148,940	846,949
Institutional Class Shares	—	4,207,337	—	4,207,337
Class AARP Shares	5,821,826	—	1,286,687	7,108,513
Class S Shares	13,045,373	—	2,773,240	15,818,613
Premier Class Shares	—	4,565,383	—	4,565,383
Investment Class Shares	—	7,034,751	—	7,034,751
Net asset value per share
Class A Shares	$9.40	—	—	$7.75
Class B Shares	$9.40	—	—	$7.75
Class C Shares	$9.40	—	—	$7.75
Institutional Class Shares	—	$7.75	—	$7.75
Class AARP Shares	$9.46	—	—	$7.75
Class S Shares	$9.40	—	—	$7.75
Premier Class Shares	—	$7.74	—	$7.74
Investment Class Shares	—	$7.76	—	$7.76

(1)	Assumes the merger had been consummated on October 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of High Income Plus Fund will be received by the shareholders of High Income Opportunity Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of High Income Plus Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of October 31, 2004 and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that High Income Plus Fund will be the surviving fund following the merger, and because High Income Plus Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of High Income Opportunity Fund to High Income Plus Fund as contemplated by the Agreement.

The Trustees of the Trust, including the Disinterested Trustees, unanimously recommend approval of the merger.

V. Information about Voting and the Special Shareholder Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of High Income Opportunity Fund into High Income Plus Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of High Income Opportunity Fund shareholders (the “Meeting”). The Meeting is to be held on April 26, 2005, at 4:00 p.m., Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 28, 2005.

As of February 17, 2005, High Income Opportunity Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	2,857,279.422
Class B	994,356.617
Class C	1,017,171.527
Class S	13,474,948.271
Class AARP	6,496,520.330

Only shareholders of record on February 17, 2005 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from High Income Opportunity Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of the shares of High Income Opportunity Fund.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of High Income Opportunity Fund at the close of business on February 17, 2005 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of outstanding shares of High Income Opportunity Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting.

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by High Income Opportunity Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of February 17, 2005, the officers of and Trustees governing each Fund as a group beneficially owned less than 1% of the outstanding shares of such Fund. To the best of the knowledge of High Income Opportunity Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of High Income Opportunity Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

S	Citigroup Global Markets Inc Book Entry Account Mutual Funds Dept Attn Matt Maestri 333 W 34th St Fl 3 New York NY 10001-2402	8.39%
S	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 101 Montgomery St San Francisco CA 94104-4122	6.42%

A	Deutsche Bank Tr Co Americas FBO 2500004040 Church Street Station PO Box 9005 New York NY 10256-0006	9.69%

Class	Shareholder Name and Address	Percentage Owned
C	MLPF&S for the Sole Benefit of its Customers Attn Fund Administration #97S00 4800 Deer Lake Dr East 2nd Fl Jacksonville FL 32246-6484	9.82%

To the best of the knowledge of High Income Plus Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of High Income Plus Fund as of February 17, 2005:

Class	Shareholder Name and Address	Percentage Owned
Premier	Public School Employees Retirement System C/O State Street PA SVCS 30 N 3rd St Ste 750 Harrisburg PA 17101-1712	28.35%

Premier	State Street Bank & Trust Co Cust for Scudder Pathway Series Balanced Portfolio 1 Heritage Dr #P5S Quincy MA 02171-2105	19.76%

Premier	State Street Bank & Trust Co Cust for Scudder Pathway Series Conservative Portfolio 1 Heritage Dr #P5S Quincy MA 02171-2105	14.01%

Premier	Navajo Nation 280 Park Ave 12 East NYC03-1260 New York NY 10017-1216	10.58%

Premier	Soft Drink & Brewery Workers Union Local 812 Retirement Fund 188 Summerfield St Scarsdale NY 10583-5499	9.64%

Premier	State Street Bank & Trust Co Cust for Scudder Pathway Series Growth Portfolio 1 Heritage Dr #P5S Quincy MA 02171-2105	9.31%

Institutional	Deutsche Bank Securities Inc. FBO 906-20821-11 PO Box 1346 Baltimore MD 21203-1346	26.54%

Institutional	Felician Services Inc 3800 W Peterson Ave Chicago IL 60659-3116	18.49%

Class	Shareholder Name and Address	Percentage Owned
Institutional	John P Dawson TTEE John P Dawson Charitable Remainder Unitrust U/A 08/25/2000 2141 Byron St Palo Alto CA 94301-4006	16.31%

Institutional	National Financial Services Corp For the Exclusive Benefit of Our 200 Liberty St New York NY 10281-1003	10.22%

Investment	Jennifer Ferrari TTEE State Street Bank and Trust FBO ADP 401K Daily Valuation Prod A 4 Becker Farm Rd #580 Roseland NJ 07068-1739	52.44%

Investment	National Financial Services Corp For the Exclusive Benefit of Our 200 Liberty St New York NY 10281-1003	19.12%

Investment	Charles Schwab & Co Inc Special Custody Account Mutual Funds Department 101 Montgomery St San Francisco CA 94104-4122	7.36%

Investment	Chase Manhattan Bank TTEE FBO ADP DC Express Attn Lisa Glenn 3 Chase Metrotech Ctr Fl 6 Brooklyn NY 11245-0001	5.63%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of High Income Opportunity Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $26,384. As the Meeting date approaches, certain shareholders of High Income Opportunity Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of High Income Opportunity Fund. Proxies that are obtained telephonically or through the

Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Computershare toll-free at 1-888-999-2764. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for High Income Opportunity Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of High Income Opportunity Fund at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2005, by and among Scudder MG Investments Trust (the “Acquiring Trust”), a Delaware business trust, on behalf of Scudder High Income Plus Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust; Scudder Portfolio Trust (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder High Income Opportunity Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Asset Management, Inc. (“DeAM, Inc.”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is One South Street, Baltimore Maryland 21202. The principal place of business of the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class S and Class AARP voting shares of beneficial interest (without par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Class S and Class AARP shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class S and Class AARP Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8    All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2    The net asset value of a Class A, Class B, Class C, Class S or Class AARP Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C, Class S or Class AARP Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C, Class S or Class AARP shares, as applicable, shall be equal to the net asset value of one Institutional Class share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C, Class S and Class AARP Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C, Class S and Class AARP shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be May 16, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    Scudder Investments Service Company (“SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Class A, B and C shares of the Acquired Fund, and Scudder Service Corporation, as transfer agent (or subtransfer agent) for the Class S and AARP shares of the Acquired Fund, each on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Class S and Class AARP, as applicable, Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Class S and Class AARP shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1    The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

  (a)    The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

  (b)    The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended January 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since January 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

  (j)    All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

  (k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

  (l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (m)    The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (n)    The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

  (o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

  (a)    The Acquiring Trust is a Delaware business trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Delaware law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

  (e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring

Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2004, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectuses and statements of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1    The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2    Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3    The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2005.

5.4    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11    As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3    The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Trust has been duly formed and is an existing business trust;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring

Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeAM, Inc. limiting the expenses of the Class A, Class B, Class C, Class S and Class AARP shares of the Acquiring Fund to 1.07%, 1.83%, 1.83%, 0.80% and 0.80%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses, for the period commencing May 16, 2005, and ending May 16, 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3    The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this

Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Trust has been duly formed and is an existing business trust;

  (b)    the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 4.1 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5    The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this

Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of the Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and the Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1    Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeAM, Inc. will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund, One South Street, Baltimore, Maryland 21202, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10017, Attention: Burton M. Leibert, Esq., or to the Acquired Fund, Two International Place, Boston, Massachusetts 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, Attention: John W. Gerstmayr, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER MG INVESTMENTS TRUST, on behalf of Scudder High Income Plus Fund

Secretary	By: Its:

Attest:	SCUDDER PORTFOLIO TRUST, on behalf of Scudder High Income Opportunity Fund

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE ASSET MANAGEMENT, INC.

By: Its:

Scudder Investments

222 South Riverside Plaza

Chicago, Illinois 60606

(312) 537-7000

For more information please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-888-999-2764.

FSIII-SHIO

STATEMENT OF ADDITIONAL INFORMATION

One South Street

Baltimore, MD 21202

1-410-895-5000

RELATING TO THE ACQUISITION BY SCUDDER MG INVESTMENTS TRUST— SCUDDER

HIGH INCOME PLUS FUND (THE “ACQUIRING FUND”)

OF THE ASSETS OF SCUDDER PORTFOLIO TRUST—SCUDDER HIGH INCOME OPPORTUNITY FUND

(THE “ACQUIRED FUND”).

Dated: March 28, 2005

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information.

1.	Statement of Additional Information for the Acquiring Fund, applicable to its Class A, B, C, R, Institutional Class, Investment Class and Premier Class of shares dated February 1, 2005.

2.	Class S and Class AARP Statement of Additional Information for the Acquiring Fund, dated February 1, 2005.

3.	Class A, B and C Statement of Additional Information for the Acquired Fund, dated May 1, 2004.

4.	Class AARP and Class S Statement of Additional Information for the Acquired Fund, dated May 1, 2004.

5.	Annual Report of the Acquiring Fund for the year ended October 31, 2004.

6.	Annual Report of the Acquired Fund for the year ended January 31, 2004.

7.	Semi-Annual Report of the Acquired Fund for the semi-annual period ended July 31, 2004.

8.	Unaudited pro forma financial statements.

The unaudited pro forma financial statements are intended to present the financial condition and related results of operations of the Acquiring Fund and the Acquired Fund as if the merger had been consummated on October 31, 2003, except as otherwise indicated.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated March 28, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with, and is hereby incorporated by reference into, the Prospectus/Proxy Statement.

Pro Forma Portfolio of Investments as of October 31, 2004 (Unaudited)

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Common Stocks 0.2%
Consumer Discretionary 0.0%
Catalina Restaurant Group, Inc.	—	2,211	2,211	—	3,538	3,538
Materials 0.2%
Rhodia SA	—	238,000	238,000	—	429,173	429,173
Telecommunication Services 0.0%
IMPSAT Fiber Networks, Inc.	—	16,780	16,780	—	90,780	90,780
Viatel, Inc.	—	6,136	6,136	—	—	—

				—	90,780	90,780

Total Common Stocks (Cost $1,395,269)				—	523,491	523,491

Corporate Bonds 70.3%
Consumer Discretionary 18.3%
Adesa, Inc., 7.625%, 6/15/2012	166,000	300,000	466,000	173,470	313,500	486,970
Advertising Directory Solution, 144A, 9.25%, 11/15/2012	175,000	315,000	490,000	182,656	328,781	511,437
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	380,000	690,000	1,070,000	364,800	662,400	1,027,200
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	286,000	520,000	806,000	287,430	522,600	810,030
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	323,000	580,000	903,000	302,409	543,025	845,434
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	304,000	555,000	859,000	295,640	539,737	835,377
Cablevision Systems New York Group:
144A, 6.669%, 4/1/2009	105,000	185,000	290,000	110,775	195,175	305,950
144A, 8.0%, 4/15/2012	109,000	205,000	314,000	117,175	220,375	337,550
Caesars Entertainment, Inc., 9.375%, 2/15/2007	103,000	185,000	288,000	115,103	206,738	321,841
Carrols Corp., 9.5%, 12/1/2008	213,000	335,000	548,000	219,656	345,469	565,125

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	775,000	1,535,000	2,310,000	497,575	976,275	1,473,850
9.625%, 11/15/2009	585,000	935,000	1,520,000	473,850	757,350	1,231,200
10.25%, 9/15/2010	907,000	1,645,000	2,552,000	943,280	1,710,800	2,654,080
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	388,000	650,000	1,038,000	416,130	697,125	1,113,255
CSC Holdings, Inc., 7.875%, 12/15/2007	355,000	615,000	970,000	382,512	662,662	1,045,174
Denny’s Corp/Holdings, Inc., 144A, 10.0%, 10/1/2012	141,000	255,000	396,000	146,288	264,563	410,851
Dex Media East LLC/Financial, 12.125%, 11/15/2012	1,089,000	2,000,000	3,089,000	1,353,082	2,485,000	3,838,082
DIMON, Inc.:
7.75%, 6/1/2013	82,000	125,000	207,000	81,590	124,375	205,965
Series B, 9.625%, 10/15/2011	873,000	1,605,000	2,478,000	931,927	1,713,337	2,645,264
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012	103,000	185,000	288,000	106,219	190,781	297,000
Series B, 9.0%, 5/1/2009	30,000	50,000	80,000	28,005	60,550	88,555
Series D, 9.0%, 5/1/2009	227,000	410,000	637,000	217,352	392,575	609,927
Dyersburg Corp., Series B, 9.75%, 9/1/2007	—	1,500,000	1,500,000	—	150	150
EchoStar DBS Corp.:
6.375%, 10/1/2011	119,000	205,000	324,000	123,314	212,431	335,745
144A, 6.625%, 10/1/2014	160,000	290,000	450,000	163,600	296,525	460,125
EPL Intermediate, Inc., Step-up Coupon, 0% to 03/15/2009, 12.50% to 03/15/2010	155,000	360,000	515,000	99,975	232,200	332,175
Foot Locker, Inc., 8.5%, 1/15/2022	109,000	195,000	304,000	116,630	208,650	325,280
Friendly Ice Cream Corp., 8.375%, 6/15/2012	341,000	610,000	951,000	325,655	582,550	908,205
General Motors Corp., 8.25%, 7/15/2023	216,000	390,000	606,000	225,007	406,262	631,269
Icon Health & Fitness, Inc., 11.25%, 4/1/2012	60,000	110,000	170,000	50,100	91,850	141,950
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	319,000	535,000	854,000	246,428	413,288	659,716
J Crew Intermediate LLC, Step-up Coupon, 0% to 11/15/2005, 16.0% to 5/15/2008	299,000	530,000	829,000	278,818	494,225	773,043

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Jacobs Entertainment Co., 11.875%, 2/1/2009	546,000	980,000	1,526,000	622,440	1,117,200	1,739,640
Kellwood Co., 7.625%, 10/15/2017	63,000	115,000	178,000	69,517	126,896	196,413
Levi Strauss & Co.:
7.0%, 11/1/2006	250,000	445,000	695,000	244,687	435,544	680,231
12.25%, 12/15/2012	189,000	335,000	524,000	195,143	345,887	541,030
LIN Television Corp., 6.5%, 5/15/2013	16,000	30,000	46,000	16,480	30,900	47,380
Mediacom LLC, 9.5%, 1/15/2013	570,000	1,035,000	1,605,000	558,600	1,014,300	1,572,900
MGM MIRAGE, 8.375%, 2/1/2011	514,000	930,000	1,444,000	579,535	1,048,575	1,628,110
NCL Corp., 144A, 10.625%, 7/15/2014	279,000	510,000	789,000	290,160	530,400	820,560
Norcraft Holdings LP, 144A, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	312,000	560,000	872,000	229,320	411,600	640,920
Paxson Communications Corp., 10.75%, 7/15/2008	233,000	420,000	653,000	234,748	423,150	657,898
PEI Holding, Inc., 11.0%, 3/15/2010	307,000	560,000	867,000	356,504	650,300	1,006,804
Petro Stopping Centers, 9.0%, 2/15/2012	483,000	875,000	1,358,000	516,810	936,250	1,453,060
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	259,000	470,000	729,000	275,835	500,550	776,385
PRIMEDIA, Inc.:
144A, 7.086%, 5/15/2010	437,000	780,000	1,217,000	453,387	809,250	1,262,637
8.875%, 5/15/2011	207,000	370,000	577,000	215,798	385,725	601,523
Remington Arms Co., Inc., 10.5%, 2/1/2011	218,000	385,000	603,000	192,930	340,725	533,655
Renaissance Media Group LLC, 10.0%, 4/15/2008	304,000	535,000	839,000	314,640	553,725	868,365
Rent-Way, Inc., 11.875%, 6/15/2010	204,000	370,000	574,000	227,460	412,550	640,010
Restaurant Co., 11.25%, 5/15/2008	373,503	619,605	993,108	375,370	622,703	998,073
Sbarro, Inc., 11.0%, 9/15/2009	296,000	530,000	826,000	280,830	502,838	783,668
Schuler Homes, Inc., 10.5%, 7/15/2011	326,000	585,000	911,000	374,900	672,750	1,047,650
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	680,000	1,200,000	1,880,000	714,000	1,260,000	1,974,000
8.75%, 12/15/2011	430,000	775,000	1,205,000	468,700	844,750	1,313,450
Sonic Automotive, Inc., 8.625%, 8/15/2013	453,000	810,000	1,263,000	479,047	856,575	1,335,622
Toys “R” Us, Inc.:
7.375%, 10/15/2018	559,000	1,015,000	1,574,000	519,870	943,950	1,463,820
7.875%, 4/15/2013	274,000	490,000	764,000	274,685	491,225	765,910

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
True Temper Sports, Inc., 8.375%, 9/15/2011	178,000	315,000	493,000	161,980	286,650	448,630
Trump Holdings & Funding, 12.625%, 3/15/2010	245,000	435,000	680,000	260,925	463,275	724,200
TRW Automotive, Inc., 11.0%, 2/15/2013	267,000	455,000	722,000	317,730	541,450	859,180
United Auto Group, Inc., 9.625%, 3/15/2012	326,000	595,000	921,000	362,675	661,937	1,024,612
Venetian Casino Resort LLC, 11.0%, 6/15/2010	223,000	405,000	628,000	256,171	465,244	721,415
VICORP Restaurants, Inc., 10.5%, 4/15/2011	147,000	265,000	412,000	147,000	265,000	412,000
Visteon Corp.:
7.0%, 3/10/2014	166,000	295,000	461,000	156,040	277,300	433,340
8.25%, 8/1/2010	317,000	575,000	892,000	329,680	598,000	927,680
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	237,000	430,000	667,000	252,405	457,950	710,355
Williams Scotsman, Inc., 9.875%, 6/1/2007	399,000	755,000	1,154,000	383,040	724,800	1,107,840
Worldspan LP/WS Finance Corp., 9.625%, 6/15/2011	262,000	475,000	737,000	248,900	451,250	700,150
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	335,912	575,192	911,104	338,011	578,787	916,798
Young Broadcasting, Inc., 8.75%, 1/15/2014	459,000	799,000	1,258,000	445,230	775,030	1,220,260

				22,117,634	39,666,315	61,783,949

Consumer Staples 2.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	154,000	221,000	375,000	160,545	230,393	390,938
B&G Foods, Inc.:
8.0%, 10/1/2011	61,000	105,000	166,000	64,355	110,775	175,130
12.0%, 10/30/2016	6,000	10,090	16,090	44,760	75,271	120,031
Duane Reade, Inc., 144A, 9.75%, 8/1/2011	336,000	605,000	941,000	322,560	580,800	903,360
Gold Kist, Inc., 10.25%, 3/15/2014	123,000	221,000	344,000	137,760	247,520	385,280
North Atlantic Holding, Inc., Step-up Coupon, 0% to 3/1/2008, 12.25% to 3/1/2014	267,000	485,000	752,000	138,840	252,200	391,040
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	135,000	245,000	380,000	137,025	248,675	385,700
Pinnacle Foods Holding Corp.:
144A, 8.25%, 12/1/2013	231,000	420,000	651,000	218,295	396,900	615,195
144A, 8.26%, 12/1/2013	103,000	190,000	293,000	97,335	179,550	276,885

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Prestige Brands, Inc., 144A, 9.25%, 4/15/2012	109,000	195,000	304,000	110,090	196,950	307,040
Revlon Consumer Products Corp., 9.0%, 11/1/2006	285,000	515,000	800,000	280,725	507,275	788,000
Rite Aid Corp.:
6.875%, 8/15/2013	330,000	603,000	933,000	295,350	539,685	835,035
11.25%, 7/1/2008	403,000	735,000	1,138,000	439,270	801,150	1,240,420
Standard Commercial Corp., 8.0%, 4/15/2012	158,000	285,000	443,000	162,740	293,550	456,290
Swift & Co., 12.5%, 1/1/2010	273,000	490,000	763,000	303,712	545,125	848,837
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	72,000	120,000	192,000	77,760	129,600	207,360
Wornick Co., 144A, 10.875%, 7/15/2011	279,000	510,000	789,000	301,320	550,800	852,120

				3,292,442	5,886,219	9,178,661

Energy 4.4%
Avista Corp., 9.75%, 6/1/2008	449,000	825,000	1,274,000	529,974	973,784	1,503,758
Chesapeake Energy Corp.:
6.875%, 1/15/2016	307,000	550,000	857,000	328,490	588,500	916,990
9.0%, 8/15/2012	105,000	200,000	305,000	121,012	230,500	351,512
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	340,000	615,000	955,000	345,950	625,762	971,712
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	71,000	130,000	201,000	68,692	125,775	194,467
7.125%, 5/15/2018	267,000	485,000	752,000	236,295	429,225	665,520
7.625%, 10/15/2026	57,000	100,000	157,000	49,733	87,250	136,983
144A, 9.875%, 7/15/2010	275,000	500,000	775,000	312,469	568,125	880,594
Edison Mission Energy, 7.73%, 6/15/2009	634,000	1,130,000	1,764,000	675,210	1,203,450	1,878,660
El Paso Production Holding Corp., 7.75%, 6/1/2013	403,000	720,000	1,123,000	420,128	750,600	1,170,728
Mission Energy Holding Co., 13.5%, 7/15/2008	57,000	105,000	162,000	72,248	133,087	205,335
Mission Resources Corp., 9.875%, 4/1/2011	266,000	470,000	736,000	283,290	500,550	783,840
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	380,000	690,000	1,070,000	385,700	700,350	1,086,050
ON Semiconductor Corp., 13.0%, 5/15/2008	542,000	980,000	1,522,000	612,460	1,107,400	1,719,860
Pride International, Inc., 144A, 7.375%, 7/15/2014	50,000	90,000	140,000	56,250	101,250	157,500
Southern Natural Gas, 8.875%, 3/15/2010	208,000	375,000	583,000	234,260	422,344	656,604
Stone Energy Corp., 8.25%, 12/15/2011	416,000	730,000	1,146,000	451,360	792,050	1,243,410

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Williams Cos., Inc.:
8.125%, 3/15/2012	409,000	740,000	1,149,000	480,575	869,500	1,350,075
8.75%, 3/15/2032	248,000	450,000	698,000	281,480	510,750	792,230

				5,945,576	10,720,252	16,665,828

Financials 6.1%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	538,000	980,000	1,518,000	566,245	1,031,450	1,597,695
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	166,000	297,000	463,000	176,790	316,305	493,095
8.5%, 1/31/2012	37,000	65,000	102,000	39,220	68,900	108,120
AmeriCredit Corp., 9.25%, 5/1/2009	677,000	1,225,000	1,902,000	719,312	1,301,562	2,020,874
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	165,000	280,000	445,000	100,747	170,964	271,711
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	471,000	850,000	1,321,000	481,598	869,125	1,350,723
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	212,000	385,000	597,000	219,420	398,475	617,895
DFG Holdings, Inc.:
144A, 13.95%, 5/15/2012	110,278	174,496	284,774	110,278	174,496	284,774
144A, 16.0%, 5/15/2012	110,813	176,208	287,021	122,448	194,710	317,158
Dow Jones CDX, 144A, Series 3-3, 8.0%, 12/29/2009	336,000	820,000	1,156,000	343,980	838,450	1,182,430
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	437,000	765,000	1,202,000	461,035	807,075	1,268,110
Eaton Vance Corp., CDO, Series C-X, 13.68%, 7/15/2012	—	1,784,779	1,784,779	—	17,848	17,848
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	382,000	700,000	1,082,000	445,454	816,276	1,261,730
FINOVA Group, Inc., 7.5%, 11/15/2009	1,992,200	3,603,600	5,595,800	906,451	1,639,638	2,546,089
FRD Acquisition Co., Series B, 12.5%, 7/15/2049	—	120,000	120,000	—	—	—
Poster Financial Group, Inc., 8.75%, 12/1/2011	220,000	400,000	620,000	230,450	419,000	649,450
PXRE Capital Trust I, 8.85%, 2/1/2027	260,000	470,000	730,000	260,000	470,000	730,000
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	418,000	740,000	1,158,000	327,085	579,050	906,135
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	100,000	180,000	280,000	122,250	220,050	342,300

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Rockwood Specialties Bank, 9.48%, 1/31/2013	939,899	705,853	1,645,752	939,899	705,853	1,645,752
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	69,000	125,000	194,000	72,450	131,250	203,700
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	424,000	760,000	1,184,000	354,040	634,600	988,640
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	229,000	410,000	639,000	175,185	313,650	488,835
UGS Corp., 144A, 10.0%, 6/1/2012	130,000	235,000	365,000	145,600	263,200	408,800
Universal City Development, 11.75%, 4/1/2010	467,000	765,000	1,232,000	544,055	891,225	1,435,280

				7,863,992	13,273,152	21,137,144

Health Care 2.4%
AmeriPath, Inc., 10.5%, 4/1/2013	258,000	470,000	728,000	252,840	460,600	713,440
AmerisourceBergen Corp., 7.25%, 11/15/2012	55,000	100,000	155,000	59,675	108,500	168,175
Curative Health Services, Inc., 10.75%, 5/1/2011	243,000	435,000	678,000	216,270	387,150	603,420
Encore Medical Corp., 144A, 9.75%, 10/1/2012	170,000	305,000	475,000	166,600	298,900	465,500
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	286,000	520,000	806,000	287,430	522,600	810,030
HEALTHSOUTH Corp., 10.75%, 10/1/2008	158,000	285,000	443,000	164,715	297,113	461,828
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	176,000	325,000	501,000	176,000	325,000	501,000
Interactive Health LLC, 144A, 7.25%, 4/1/2011	204,000	355,000	559,000	177,480	308,850	486,330
National Mentor, Inc., 144A, 9.625%, 12/1/2012	130,000	235,000	365,000	130,000	235,000	365,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	1,335,000	2,385,000	3,720,000	1,218,188	2,176,312	3,394,500

				2,849,198	5,120,025	7,969,223

Industrials 11.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	223,000	400,000	623,000	240,840	432,000	672,840
Allied Security Escrow Corp., 144A, 11.375%, 7/15/2011	269,000	490,000	759,000	282,450	514,500	796,950

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	871,000	1,610,000	2,481,000	803,497	1,485,225	2,288,722
American Commercial Lines LLC, 6.25%, 6/30/2006	378,000	650,000	1,028,000	376,346	647,156	1,023,502
AMI Semiconductor, Inc., 10.75%, 2/1/2013	48,000	89,000	137,000	56,280	104,353	160,633
Avondale Mills, Inc.:
144A, 9.02%, 7/1/2012	291,000	525,000	816,000	261,900	472,500	734,400
10.25%, 7/1/2013	115,000	205,000	320,000	67,850	120,950	188,800
Browning-Ferris Industries:
7.4%, 9/15/2035	86,000	155,000	241,000	73,315	132,138	205,453
9.25%, 5/1/2021	178,000	305,000	483,000	186,455	319,487	505,942
Cenveo Corp., 7.875%, 12/1/2013	223,000	405,000	628,000	215,195	390,825	606,020
Clean Harbors, Inc., 144A, 11.25%, 7/15/2012	206,000	350,000	556,000	220,420	374,500	594,920
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	582,000	1,060,000	1,642,000	622,012	1,132,875	1,754,887
Collins & Aikman Products Co., 10.75%, 12/31/2011	445,000	810,000	1,255,000	443,887	807,975	1,251,862
Congoleum Corp., 8.625%, 8/1/2008	187,000	345,000	532,000	168,300	310,500	478,800
Continental Airlines, Inc., 8.0%, 12/15/2005	288,000	525,000	813,000	264,960	483,000	747,960
Cornell Cos., Inc., 10.75%, 7/1/2012	338,000	605,000	943,000	352,365	630,713	983,078
Corrections Corp. of America, 9.875%, 5/1/2009	357,000	625,000	982,000	401,625	703,125	1,104,750
Dana Corp.:
7.0%, 3/1/2029	453,000	835,000	1,288,000	443,940	818,300	1,262,240
9.0%, 8/15/2011	296,000	540,000	836,000	352,240	642,600	994,840
Delta Air Lines, Inc.:
7.9%, 12/15/2009	256,000	460,000	716,000	119,040	213,900	332,940
8.3%, 12/15/2029	128,000	230,000	358,000	46,080	82,800	128,880
Erico International Corp., 8.875%, 3/1/2012	187,000	340,000	527,000	195,415	355,300	550,715
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	147,000	250,000	397,000	91,140	155,000	246,140
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	232,000	300,000	532,000	236,422	305,718	542,140
GS Technologies Operating Co., Inc., 12.0%, 9/1/2024	—	630,536	630,536	—	1,576	1,576

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	311,000	560,000	871,000	342,878	617,400	960,278
IMCO Recycling Escrow, Inc., 144A, 9.0%, 11/15/2014	15,000	25,000	40,000	15,000	25,000	40,000
Interface, Inc., 9.5%, 2/1/2014	106,000	190,000	296,000	114,745	205,675	320,420
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	446,000	805,000	1,251,000	497,290	897,575	1,394,865
Joy Global, Inc., Series B, 8.75%, 3/15/2012	40,000	65,000	105,000	45,200	73,450	118,650
Kansas City Southern:
7.5%, 6/15/2009	363,000	710,000	1,073,000	377,520	738,400	1,115,920
9.5%, 10/1/2008	510,000	885,000	1,395,000	567,375	984,562	1,551,937
Laidlaw International, Inc., 10.75%, 6/15/2011	288,000	525,000	813,000	331,200	603,750	934,950
Meritage Homes Corp., 7.0%, 5/1/2014	231,000	420,000	651,000	237,064	431,025	668,089
Millennium America, Inc.:
7.625%, 11/15/2026	571,000	1,020,000	1,591,000	548,160	979,200	1,527,360
9.25%, 6/15/2008	115,000	270,000	385,000	128,225	301,050	429,275
144A, 9.25%, 6/15/2008	378,000	625,000	1,003,000	421,470	696,875	1,118,345
Motors and Gears, Inc., 10.75%, 11/15/2006	542,000	980,000	1,522,000	514,900	931,000	1,445,900
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	225,000	410,000	635,000	245,250	446,900	692,150
Samsonite Corp., 8.875%, 6/1/2011	103,000	185,000	288,000	109,695	197,025	306,720
Sea Containers Ltd., 10.5%, 5/15/2012	191,000	345,000	536,000	196,969	355,781	552,750
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	250,000	455,000	705,000	249,063	453,294	702,357
Ship Finance International Ltd., 8.5%, 12/15/2013	525,000	950,000	1,475,000	532,875	964,250	1,497,125
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	269,000	560,000	829,000	273,707	569,800	843,507
10.375%, 7/1/2012	301,000	485,000	786,000	338,625	545,625	884,250
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	194,000	350,000	544,000	224,070	404,250	628,320
Thermadyne Holdings Corp., 9.25%, 2/1/2014	225,000	410,000	635,000	213,750	389,500	603,250
United Rentals North America, Inc.:
6.5%, 2/15/2012	320,000	580,000	900,000	316,800	574,200	891,000
7.0%, 2/15/2014	88,000	160,000	248,000	81,180	147,600	228,780
7.75%, 11/15/2013	136,000	245,000	381,000	131,580	237,038	368,618

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Westlake Chemical Corp., 8.75%, 7/15/2011	47,000	86,000	133,000	52,993	96,965	149,958

				13,629,558	24,504,206	38,133,764

Information Technology 1.5%
Activant Solutions, Inc., 10.5%, 6/15/2011	315,000	570,000	885,000	328,387	594,225	922,612
Itron, Inc., 144A, 7.75%, 5/15/2012	141,000	235,000	376,000	142,763	237,938	380,701
Lucent Technologies, Inc.:
6.45%, 3/15/2029	712,000	1,294,000	2,006,000	611,430	1,111,222	1,722,652
7.25%, 7/15/2006	174,000	295,000	469,000	184,440	312,700	497,140

				1,267,020	2,256,085	3,523,105

Materials 10.0%
Aqua Chemical, Inc., 11.25%, 7/1/2008	336,000	615,000	951,000	258,720	473,550	732,270
ARCO Chemical Co., 9.8%, 2/1/2020	1,350,000	2,405,000	3,755,000	1,498,500	2,669,550	4,168,050
Associated Materials, Inc., 0% to 3/1/2009, 11.25% to 3/1/2014	725,000	1,315,000	2,040,000	540,125	979,675	1,519,800
Boise Cascade LLC:
144A, 5.005%, 10/15/2012	112,000	195,000	307,000	114,520	199,387	313,907
144A, 7.125%, 10/15/2014	53,000	95,000	148,000	55,322	99,162	154,484
Caraustar Industries, Inc., 9.875%, 4/1/2011	242,000	440,000	682,000	262,570	477,400	739,970
Constar International, Inc., 11.0%, 12/1/2012	210,000	380,000	590,000	200,550	362,900	563,450
Dayton Superior Corp.:
10.75%, 9/15/2008	260,000	470,000	730,000	276,900	500,550	777,450
13.0%, 6/15/2009	428,000	780,000	1,208,000	423,720	772,200	1,195,920
GEO Specialty Chemicals, Inc.:
144A, 9.25%, 12/31/2007	210,000	—	210,000	205,800	—	205,800
10.125%, 8/1/2008	332,000	600,000	932,000	172,640	312,000	484,640
Georgia-Pacific Corp.:
8.0%, 1/15/2024	763,000	1,385,000	2,148,000	883,172	1,603,137	2,486,309
9.375%, 2/1/2013	480,000	870,000	1,350,000	565,200	1,024,425	1,589,625
Graham Packaging Co., Inc., 144A, 8.5%, 10/15/2012	288,000	520,000	808,000	302,400	546,000	848,400
Hercules, Inc.:
6.75%, 10/15/2029	233,000	425,000	658,000	237,660	433,500	671,160
11.125%, 11/15/2007	411,000	720,000	1,131,000	497,310	871,200	1,368,510
Hexcel Corp., 9.75%, 1/15/2009	271,000	495,000	766,000	285,227	520,988	806,215
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	382,000	685,000	1,067,000	441,210	791,175	1,232,385
Huntsman LLC, 11.625%, 10/15/2010	428,000	780,000	1,208,000	504,505	919,425	1,423,930

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
IMC Global, Inc., 10.875%, 8/1/2013	31,000	55,000	86,000	39,138	69,438	108,576
Intermet Corp., 9.75%, 6/15/2009	182,000	320,000	502,000	71,890	126,400	198,290
International Steel Group, Inc., 6.5%, 4/15/2014	623,000	1,155,000	1,778,000	666,610	1,235,850	1,902,460
Itermet Corp., 144A, 1.0%, 3/31/2009	1,000,000		1,000,000	935,000		935,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	206,000	340,000	546,000	208,060	343,400	551,460
Neenah Corp.:
144A, 11.0%, 9/30/2010	435,000	777,000	1,212,000	478,500	854,700	1,333,200
144A, 13.0%, 9/30/2013	299,822	511,432	811,254	308,817	526,775	835,592
Omnova Solutions, Inc., 11.25%, 6/1/2010	253,000	450,000	703,000	280,830	499,500	780,330
Owens-Brockway Glass Container, 8.25%, 5/15/2013	220,000	390,000	610,000	242,000	429,000	671,000
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010	533,000	970,000	1,503,000	197,210	358,900	556,110
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 06/15/2009	76,000	115,000	191,000	67,640	102,350	169,990
11.125%, 9/1/2009	307,000	570,000	877,000	330,025	612,750	942,775
13.0%, 6/1/2010	29,000	55,000	84,000	27,042	51,287	78,329
Portola Packaging, Inc., 8.25%, 2/1/2012	176,000	315,000	491,000	138,160	247,275	385,435
Radnor Holdings Corp., 11.0%, 3/15/2010	292,000	530,000	822,000	224,840	408,100	632,940
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	153,000	290,000	443,000	156,825	297,250	454,075
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	57,000	105,000	162,000	54,364	100,144	154,508
TriMas Corp., 9.875%, 6/15/2012	703,000	1,265,000	1,968,000	720,575	1,296,625	2,017,200
United States Steel Corp., 9.75%, 5/15/2010	344,000	608,000	952,000	393,880	696,160	1,090,040

				13,267,457	21,812,128	35,079,585

Telecommunication Services 9.4%
AirGate PCS, Inc., 144A, 5.85%, 10/15/2011	141,000	255,000	396,000	144,525	261,375	405,900
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,143,000	2,040,000	3,183,000	960,120	1,713,600	2,673,720
American Tower Corp., 144A, 7.125%, 10/15/2012	141,000	255,000	396,000	143,468	259,463	402,931
AT&T Corp., 8.0%, 11/15/2031	204,000	370,000	574,000	236,130	428,275	664,405
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	127,000	215,000	342,000	123,666	209,356	333,022
8.375%, 1/15/2014	1,092,000	1,980,000	3,072,000	1,042,860	1,890,900	2,933,760

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Crown Castle International Corp., 9.375%, 8/1/2011	195,000	355,000	550,000	221,325	402,925	624,250
Dobson Cellular Systems, Inc.:
144A, 6.96%, 11/1/2011	180,000	325,000	505,000	184,950	333,937	518,887
144A, 8.375%, 11/1/2011	130,000	230,000	360,000	134,062	237,188	371,250
Dobson Communications Corp., 8.875%, 10/1/2013	425,000	765,000	1,190,000	285,812	514,462	800,274
GCI, Inc., 7.25%, 2/15/2014	223,000	390,000	613,000	220,770	386,100	606,870
Insight Midwest LP, 9.75%, 10/1/2009	171,000	310,000	481,000	179,764	325,888	505,652
LCI International, Inc., 7.25%, 6/15/2007	428,000	775,000	1,203,000	392,690	711,062	1,103,752
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	128,000	235,000	363,000	110,080	202,100	312,180
MCI, Inc.:
6.688%, 5/1/2009	464,000	845,000	1,309,000	457,620	833,381	1,291,001
7.735%, 5/1/2014	901,000	1,620,000	2,521,000	868,339	1,561,275	2,429,614
Nextel Communications, Inc., 5.95%, 3/15/2014	185,000	330,000	515,000	189,163	337,425	526,588
Nextel Partners, Inc., 8.125%, 7/1/2011	248,000	450,000	698,000	271,560	492,750	764,310
Northern Telecom Capital, 7.875%, 6/15/2026	487,000	1,110,000	1,597,000	477,260	1,087,800	1,565,060
PanAmSat Corp., 144A, 9.0%, 8/15/2014	563,000	1,020,000	1,583,000	596,780	1,081,200	1,677,980
Qwest Corp.:
7.25%, 9/15/2025	1,157,000	1,805,000	2,962,000	1,058,655	1,651,575	2,710,230
144A, 7.875%, 9/1/2011	—	65,000	65,000	—	69,225	69,225
Qwest Services Corp.:
6.95%, 6/30/2010	283,000	715,000	998,000	283,035	715,089	998,124
144A, 13.5%, 12/15/2010	567,000	995,000	1,562,000	673,313	1,181,563	1,854,876
144A, 14.0%, 12/15/2014	475,000	890,000	1,365,000	589,000	1,103,600	1,692,600
Rural Cellular Corp., 9.875%, 2/1/2010	218,000	395,000	613,000	219,635	397,963	617,598
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	168,000	305,000	473,000	141,540	256,963	398,503
Triton PCS, Inc., 8.5%, 6/1/2013	255,000	465,000	720,000	233,962	426,637	660,599
Ubiquitel Operating Co., 9.875%, 3/1/2011	336,000	610,000	946,000	363,720	660,325	1,024,045
US Unwired, Inc., Series B, 10.0%, 6/15/2012	250,000	455,000	705,000	270,625	492,538	763,163
Western Wireless Corp., 9.25%, 7/15/2013	69,000	125,000	194,000	73,485	133,125	206,610

				11,147,914	20,359,065	31,506,979

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Utilities 4.2%
AES Corp., 144A, 8.75%, 5/15/2013	145,000	265,000	410,000	167,474	306,075	473,549
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012	214,000	390,000	604,000	241,285	439,725	681,010
144A, 10.25%, 11/15/2007	4,000	—	4,000	4,600	—	4,600
Aquila, Inc., 14.875%, 7/1/2012	111,000	200,000	311,000	152,070	274,000	426,070
Calpine Corp.:
8.25%, 8/15/2005	239,000	430,000	669,000	233,622	420,325	653,947
144A, 8.5%, 7/15/2010	315,000	570,000	885,000	231,525	418,950	650,475
CMS Energy Corp., 8.5%, 4/15/2011	330,000	595,000	925,000	374,550	675,325	1,049,875
DPL, Inc., 6.875%, 9/1/2011	834,000	1,510,000	2,344,000	909,060	1,645,900	2,554,960
Illinova Corp., 11.5%, 12/15/2010	416,000	756,000	1,172,000	493,345	896,559	1,389,904
Midwest Generation LLC, 8.75%, 5/1/2034	149,000	270,000	419,000	168,743	305,775	474,518
NorthWestern Corp., 144A, 5.875%, 11/1/2014	165,000	290,000	455,000	170,156	299,063	469,219
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	1,033,000	1,880,000	2,913,000	1,137,591	2,070,350	3,207,941
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	86,000	155,000	241,000	98,040	176,700	274,740
10.0%, 10/1/2009	126,000	230,000	356,000	151,830	277,150	428,980
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	464,000	840,000	1,304,000	498,800	903,000	1,401,800

				5,032,691	9,108,897	14,141,588

Total Corporate Bonds (Cost $84,405,708, $150,679,211 and $235,084,909, respectively)				86,413,482	152,706,344	239,119,826

Foreign Bonds—US$ Denominated 19.2%
Alestra SA de RL de CV, 8.0%, 6/30/2010	84,000	150,000	234,000	68,040	121,500	189,540
Antenna TV SA, 9.0%, 8/1/2007	218,000	382,000	600,000	220,180	385,820	606,000
Aries Vermogensverwaltung GmbH, 144A, Series C, 9.6%, 10/25/2014	500,000	750,000	1,250,000	583,750	875,625	1,459,375
Avecia Group PLC, 11.0%, 7/1/2009	769,000	1,375,000	2,144,000	722,860	1,292,500	2,015,360
Axtel SA, 11.0%, 12/15/2013	383,000	695,000	1,078,000	398,320	722,800	1,121,120

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Biovail Corp., 7.875%, 4/1/2010	130,000	230,000	360,000	134,875	238,625	373,500
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	86,000	155,000	241,000	96,320	173,600	269,920
Calpine Canada Energy Finance, 8.5%, 5/1/2008	586,000	1,060,000	1,646,000	360,390	651,900	1,012,290
Cascades, Inc., 7.25%, 2/15/2013	467,000	850,000	1,317,000	504,360	918,000	1,422,360
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	407,000	720,000	1,127,000	398,860	705,600	1,104,460
Citigroup Global (Severstal), 8.625%, 2/24/2009	57,000	120,000	177,000	56,407	118,752	175,159
Conproca SA de CV, 12.0%, 6/16/2010	248,000	450,000	698,000	314,960	571,500	886,460
Corp. Durango SA:
13.125%, 8/1/2006	95,000	190,000	285,000	58,900	117,800	176,700
144A, 13.75%, 7/15/2009	315,000	555,000	870,000	195,300	344,100	539,400
CP Ships Ltd., 10.375%, 7/15/2012	316,000	555,000	871,000	364,190	639,638	1,003,828
Crown Euro Holdings SA, 10.875%, 3/1/2013	220,000	395,000	615,000	261,250	469,062	730,312
Dominican Republic, 144A, 9.04%, 1/23/2013	143,000	260,000	403,000	116,009	210,925	326,934
Dresdner Bank (Kyivstar), 144A, 10.375%, 8/17/2009	101,000	200,000	301,000	111,605	221,000	332,605
Eircom Funding, 8.25%, 8/15/2013	315,000	570,000	885,000	350,437	634,125	984,562
Embratel, Series B, 11.0%, 12/15/2008	285,000	510,000	795,000	317,063	567,375	884,438
Esprit Telecom Group PLC:
10.875%, 6/15/2008	—	110,000	110,000	—	11	11
11.5%, 12/15/2007	—	330,000	330,000	—	33	33
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,556,000	1,425,000	2,981,000	1,563,780	1,432,125	2,995,905
Federative Republic of Brazil, 8.875%, 10/14/2019	323,000	585,000	908,000	318,963	577,688	896,651
Flextronics International Ltd., 6.5%, 5/15/2013	212,000	380,000	592,000	222,600	399,000	621,600
Gaz Capital SA, 144A, 8.625%, 4/28/2034	248,000	525,000	773,000	275,900	584,062	859,962
Gazprom OAO, 144A, 9.625%, 3/1/2013	264,000	440,000	704,000	303,600	506,000	809,600
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	108,000	190,000	298,000	109,080	191,900	300,980
Grupo Iusacell SA de CV, Series B, 10.0%, 12/29/2049	67,000	117,000	184,000	44,890	78,390	123,280

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Grupo Posadas SA de CV, 144A, Series A, 8.75%, 10/4/2011	126,000	230,000	356,000	129,150	235,750	364,900
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	659,000	1,435,000	2,094,000	691,950	1,506,750	2,198,700
11.75% to 6/15/2009	417,000	760,000	1,177,000	424,297	773,300	1,197,597
12.5%, 6/15/2012	337,000	412,000	749,000	382,495	467,620	850,115
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	417,000	750,000	1,167,000	421,170	757,500	1,178,670
Innova S. de R.L., 9.375%, 9/19/2013	252,000	455,000	707,000	280,350	506,188	786,538
INTELSAT, 6.5%, 11/1/2013	337,000	605,000	942,000	288,989	518,807	807,796
ISPAT Inland ULC, 9.75%, 4/1/2014	378,000	685,000	1,063,000	459,270	832,275	1,291,545
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	411,000	745,000	1,156,000	468,540	849,300	1,317,840
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	530,000	940,000	1,470,000	593,600	1,052,800	1,646,400
LeGrand SA, 8.5%, 2/15/2025	287,000	520,000	807,000	329,333	596,700	926,033
LG Telecom Ltd., 144A, 8.25%, 7/15/2009	230,000	415,000	645,000	244,991	442,050	687,041
Luscar Coal Ltd., 9.75%, 10/15/2011	365,000	665,000	1,030,000	416,100	758,100	1,174,200
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	592,000	1,065,000	1,657,000	597,920	1,075,650	1,673,570
Mizuho Financial Group, 8.375%, 12/29/2049	229,000	380,000	609,000	249,587	414,162	663,749
Mobifon Holdings BV, 12.5%, 7/31/2010	515,000	875,000	1,390,000	610,275	1,036,875	1,647,150
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	220,000	395,000	615,000	224,950	403,888	628,838
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	441,000	800,000	1,241,000	385,875	700,000	1,085,875
Nortel Networks Corp., 6.875%, 9/1/2023	231,000	180,000	411,000	214,830	167,400	382,230
Nortel Networks Ltd., 6.125%, 2/15/2006	1,121,000	2,025,000	3,146,000	1,146,222	2,070,562	3,216,784
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	1,305,063	2,330,036	3,635,099	1,487,772	2,656,241	4,144,013
Republic of Argentina:
11.375%, 3/15/2010	271,000	955,000	1,226,000	83,332	293,662	376,994
Series BGL5, 11.375%, 1/30/2017	120,000	475,000	595,000	38,100	150,813	188,913
11.75% with various maturities from 4/7/2009 until 12/31/2049	65,000	560,000	625,000	19,988	173,775	193,763

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
11.76%, 12/31/2049*	120,000	—	120,000	37,800	—	37,800
Series 2031, 12.0%, 6/19/2031	89,040	153,700	242,740	26,578	45,879	72,457
12.375%, 2/21/2012	174,000	485,000	659,000	53,940	150,350	204,290
Republic of Turkey:
7.25%, 3/15/2015	179,000	325,000	504,000	179,000	325,000	504,000
9.0%, 6/30/2011	115,000	230,000	345,000	127,794	255,587	383,381
9.5%, 1/15/2014	80,000	120,000	200,000	91,800	137,700	229,500
Republic of Uruguay:		125,000	125,000		110,000	110,000
7.5%, 3/15/2015	69,000	—	—	60,720	—	—
7.875%, 1/15/2033 (PIK)	99	999	1,098	80	812	892
Rhodia SA:						—
7.625%, 6/1/2010	204,000	365,000	569,000	199,920	357,700	557,620
8.875%, 6/1/2011	197,000	355,000	552,000	184,195	331,925	516,120
10.25%, 6/1/2010	111,000	205,000	316,000	120,435	222,425	342,860
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	230,000	415,000	645,000	219,650	396,325	615,975
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	130,000	230,000	360,000	107,419	190,049	297,468
Secunda International Ltd., 144A, 9.76%, 9/1/2012	170,000	305,000	475,000	167,450	300,425	467,875
Shaw Communications, Inc.:			—			—
Series B, 7.2%, 12/15/2011	86,000	70,000	156,000	94,600	77,000	171,600
Series B, 7.25%, 4/6/2011	187,000	435,000	622,000	205,700	478,500	684,200
Series B, 8.25%, 4/11/2010	638,000	1,140,000	1,778,000	732,105	1,308,150	2,040,255
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	162,000	315,000	477,000	168,075	326,813	494,888
Sistema Capital SA, 144A, 8.875%, 1/28/2011	52,000	95,000	147,000	53,170	97,138	150,308
Stena AB, 9.625%, 12/1/2012	111,000	200,000	311,000	125,014	225,250	350,264
Supercanal Holding SA, 11.5%, 5/15/2005*	464,000	—	464,000	13,920	—	13,920
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	611,000	1,085,000	1,696,000	464,360	824,600	1,288,960
Tembec Industries, Inc., 8.5%, 2/1/2011	1,096,000	1,955,000	3,051,000	1,120,660	1,998,987	3,119,647
Vicap SA, 11.375%, 5/15/2007	113,000	180,000	293,000	114,130	181,800	295,930
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	176,000	320,000	496,000	174,240	316,800	491,040

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	283,000	545,000	828,000	273,095	525,925	799,020

Total Foreign Bonds—US$ Denominated (Cost $23,079,366, $39,668,687 and $62,748,053, respectively)				23,777,825	41,374,764	65,152,589

Foreign Bonds—Non US$ Denominated 2.5%
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014	342,000	665,000	1,007,000	458,968	897,244	1,356,212
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014	297,000	530,000	827,000	391,022	701,540	1,092,562
Huntsman International LLC, 10.125%, 7/1/2009	287,000	515,000	802,000	383,332	691,565	1,074,897
Ispat Europe Group SA, 11.875%, 2/1/2011	715,000	1,195,000	1,910,000	1,041,395	1,749,887	2,791,282
Mexican Fixed Rate Bonds, Series MI10, 8.0%, 12/19/2013	4,755,000	7,878,500	12,633,500	361,756	598,830	960,586
Republic of Argentina:
8.0%, 2/26/2008	220,000	355,000	575,000	81,156	131,663	212,819
Series FEB, 8.0%, 2/26/2008	145,000	260,000	405,000	54,412	98,092	152,504
10.25%, 2/6/2049	593,098	398,808	991,906	221,620	149,823	371,443
10.5%, 11/14/2049	380,401	168,726	549,127	140,328	62,577	202,905
11.25%, 4/10/2006	177,930	153,388	331,318	69,032	59,831	128,863
12.0%, 9/19/2016	16,873	25,565	42,438	6,278	9,563	15,841
TRW Automotive, Inc., 11.75%, 2/15/2013	145,000	255,000	400,000	217,648	384,821	602,469
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014	152,000	265,000	417,000	190,451	333,825	524,276

Total Foreign Bonds—Non US$ Denominated (Cost $3,183,971, $5,183,378 and $8,367,349, respectively)				3,617,398	5,869,261	9,486,659

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007	—	1,000,000	1,000,000	—	1,040,600	1,040,600
MMCA Automobile Trust, “B”, Series 2002-2, 4.67%, 3/15/2010	181,840	328,218	510,058	179,873	324,666	504,539

Total Asset Backed (Cost $171,166, $1,327,128 and $1,498,294, respectively)				179,873	1,365,266	1,545,139

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Convertible Bond 0.4%
DIMON, Inc.:
6.25% with various maturities from 3/31/2007 until 3/31/2007	410,000	720,000	1,130,000	384,375	675,000	1,059,375
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	104,000	135,000	239,000	97,504	126,568	224,072
144A, Series EURO, 7.5%, 9/25/2006	—	35,000	35,000	—	32,814	32,814

Total Convertible Bond (Cost $470,660, $823,868 and $1,294,528, respectively)				481,879	834,382	1,316,261

Warrants 0.0%
Dayton Superior Corp., 144A*	620	—	620	6	—	6
DeCrane Aircraft Holdings, Inc., 144A	—	1,230	1,230	—	12	12
McLeod USA, Inc.*	1	—	1	—	—	—
Orbital Imaging Corp., 144A	—	700	700	—	—	—
TravelCenters of America, Inc.*	2,030	—	2,030	10,150	—	10,150

Total Warrants (Cost $12,414, $0 and $12,414, respectively)				10,156	12	10,168

Preferred Stocks 0.6%
Paxson Communications Corp., 14.25% (PIK)	56	98	154	425,600	744,800	1,170,400
TNP Enterprises, Inc. 14.5%, “D”, (PIK), 14.25%, 4/1/2011	2,200	3,850	6,050	253,000	442,750	695,750

Total Preferred Stocks (Cost $729,282, $1,240,197and $1,969,479, respectively)				678,600	1,187,550	1,866,150

Convertible Preferred Stocks 0.5%
Hercules Trust II, 6.50%
Total Convertible Preferred Stocks (Cost $516,420, $794,267 and $1,310,687, respectively)	681	1,240	1,921	544,800	992,000	1,536,800
Other 0.0%
SpinCycle, Inc., “F” (Common Stock Unit)		16	16	—	90	90
SpinCycle, Inc., (Common Stock Unit)		2,283	2,283	—	12,853	12,853

Total Other (Cost $5,579)				—	12,943	12,943

Securities Lending Collateral 13.5%
Daily Assets Fund Institutional, 2.01%

	Scudder High Income Plus Par/ Share Amount	Scudder High Income Opportunity Par/Share Amount	Scudder High Income Plus Combined Pro Forma Par/Share Amount	Scudder High Income Plus Value ($)	Scudder High Income Opportunity Value ($)	Scudder High Income Plus Combined Pro Forma Value ($)
Total Securities Lending Collateral (Cost $3,129,010, $42,716,133 and $45,845,143, respectively)	3,129,010	42,716,133	45,845,143	3,129,010	42,716,133	45,845,143
Cash Equivalents 3.9%
Scudder Cash Management QP Trust, 1.97%
Total Cash Equivalents (Cost $3,826,275, $9,226,308 and $13,052,583, respectively)	3,826,275	9,226,308	13,052,583	3,826,275	9,226,308	13,052,583
Total Investment Portfolio (Cost $119,524,272, $253,060,025 and $372,584,297, respectively)				122,659,298	256,808,454	379,467,752
Other Assets and Liabilities, Net				(131,289)	(39,506,902)	(39,638,191)

Net Assets				122,528,009	217,301,552	339,829,561

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of October 31, 2004 and of Scudder High Income Plus Fund on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1).

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund Pro Forma Combined
Net assets
Class A Shares	$24,127,744	—	—	$24,127,744
Class B Shares	$8,924,728	—	—	$8,924,728
Class C Shares	$6,563,854	—	—	$6,563,854
Class Institutional Shares	—	$32,612,116	—	$32,612,116
Class AARP Shares	$55,090,974	—	—	$55,090,974
Class S Shares	$122,594,252	—	—	$122,594,252
Premier Class	—	$35,348,369		$35,348,369
Investment Class	—	$54,567,524	—	$54,567,524

Total Net assets	$217,301,552	$122,528,009	—	$339,829,561

(1)	Assumes the merger had been consummated on October 31, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder High Income Plus Fund will be received by the shareholders of the Scudder High Income Opportunity Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder High Income Plus Fund that actually will be received on or after such date.

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund Pro Forma Combined
Shares outstanding
Class A Shares	2,566,931	—	546,326	3,113,257
Class B Shares	949,850	—	201,728	1,151,578
Class C Shares	698,009	—	148,940	846,949
Class Institutional Shares	—	4,207,337	—	4,207,337
Class AARP Shares	5,821,826	—	1,286,687	7,108,513
Class S Shares	13,045,373	—	2,773,240	15,818,613
Premier Class	—	4,565,383	—	4,565,383
Investment Class	—	7,034,751	—	7,034,751
Net asset value per share
Class A Shares	$9.40	—	—	$7.75
Class B Shares	$9.40	—	—	$7.75
Class C Shares	$9.40	—	—	$7.75
Class Institutional Shares	—	$7.75	—	$7.75
Class AARP Shares	$9.46	—	—	$7.75
Class S Shares	$9.40	—	—	$7.75
Premier Class	—	$7.74	—	$7.74
Investment Class	—	$7.76	—	$7.76

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (UNAUDITED)

	High Income Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments	High Income Plus Fund Pro Forma Combined
Investments, at value	$256,808,454	$122,659,298	—	$379,467,752
Cash	—	$32,996	—	$32,996
Other assets less liabilities	$(39,506,902)	$(164,285)	—	$(39,671,187)

Total Net assets	$217,301,552	$122,528,009	—	$339,829,561

Net assets
Class A Shares	$24,127,744	—	—	$24,127,744
Class B Shares	$8,924,728	—	—	$8,924,728
Class C Shares	$6,563,854	—	—	$6,563,854
Class Institutional Shares	—	$32,612,116	—	$32,612,116
Class AARP Class	$55,090,974	—	—	$55,090,974
Class S Shares	$122,594,252	—	—	$122,594,252
Premier Class	—	$35,348,369	—	$35,348,369
Investment Class	—	$54,567,524	—	$54,567,524

Total Net Assets	$217,301,552	$122,528,009	—	$339,829,561

Shares outstanding
Class A Shares	2,566,931	—	546,326	3,113,257
Class B Shares	949,850	—	201,728	1,151,578
Class C Shares	698,009	—	148,940	846,949
Class Institutional Shares	—	4,207,337	—	4,207,337
Class AARP Class	5,821,826	—	1,286,687	7,108,513
Class S Shares	13,045,373	—	2,773,240	15,818,613
Premier Class		4,565,383	—	4,565,383
Investment Class	—	7,034,751	—	7,034,751
Net asset value per share
Class A Shares	$9.40	—	—	$7.75
Class B Shares	$9.40	—	—	$7.75
Class C Shares	$9.40	—	—	$7.75
Class Institutional Shares	—	$7.75	—	$7.75
Class AARP Class	$9.46	—	—	$7.75
Class S Shares	$9.40	—	—	$7.75
Premier Class	—	$7.74	—	$7.74
Investment Class	—	$7.76	—	$7.76

PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004 (UNAUDITED)

	High Inome Opportunity Fund	High Income Plus Fund	Pro Forma Adjustments		High Income Plus Fund Pro Forma Combined
Investment Income:
Interest and dividend income	$18,365,480	$28,219,099	$—		$46,584,579

Total Investment Income	18,365,480	28,219,099	—		46,584,579
Expenses
Management fees	1,145,487	1,581,094	(191,811	)(2)	2,534,770
Administrative Fee	234,051		(234,051	)(3)	—
Administrative Service Fee		327,306	381,740	(3)	709,046
Services to Shareholders	207,897	—	(207,897	)(3)	—
Custodian and Accounting Fees	129,032	38,744	(121,178	)(3)	46,598
Distribution Service Fees	201,045	59,619	—		260,664
Auditing	40,874	61,902	(39,696	)(3)	63,080
Legal	26,964	65,153	17,995	(3)	110,112
Trustees fees and expenses	3,283	23,745	(3,131	)(3)	23,897
Reports to Shareholders	21,614	22,288	(3,528	)(3)	40,374
Registration Fees	34,882	48,877	(37,311	)(3)	46,448
Interest Expense	182,972	—	—		182,972
Other	20,326	61,161	(27,037	)(3)	54,450

Total expenses before reductions	2,248,427	2,289,889	(465,905)		4,072,411
Expense reductions	(28,234)	(599,388)	478,309	(4)	(149,317)

Expenses, net	2,220,193	1,690,501	12,404		3,923,094

Net investment income	16,145,287	26,528,598	(12,404)		42,661,485

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, foreign currency related transactions	2,110,449	28,455,205	—		30,565,654
Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	5,294,964	(16,163,254)	—		(10,868,290)

Net increase (decrease) in net assets resulting from operations	$23,550,700	$38,820,549	$(12,404)		$62,358,845

Notes to Pro Forma Combined Financial Statements

(Unaudited)

October 31, 2004

1.

These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 2004 for Scudder High Income Opportunity Fund and Scudder High Income

Plus Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder High Income Opportunity Fund in exchange for shares of Scudder High Income Plus Fund at net asset value. Following the acquisition, Scudder High Income Plus Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of each Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which may take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset vale each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees of each Fund.

Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder High Income Plus Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the application of Scudder High Income Plus Fund's lower management fee agreement to the pro forma combined average daily net assets.

3.	Represents estimated increases (decreases) in expenses resulting from the merger.

4.	Represents decrease in expense reductions as a result of the overall decrease in expenses resulting from the merger.